UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 19, 2004

                             SOVEREIGN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                 1-16581               23-2453088
-------------------------------    ----------------   -------------------------
(State or other jurisdiction of    (Commission File   (IRS Employer Ident. No.)
         incorporation)                Number)

 1500 Market Street, Philadelphia, Pennsylvania                        19102
 ----------------------------------------------                      ----------
   (Address of principal executive offices)                          (Zip Code)

                                 (215) 557-4630
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report.


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Item 7. Financial Statements and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.

            The following exhibits are furnished herewith:

            99.1 Press Release, dated February 19, 2004, of Sovereign Bancorp, Inc. (the "Company").

Item 9. Regulation FD Disclosure

      On February 19, 2004, the Company issued a press release regarding the offering of its Contingent Convertible Trust Preferred Income Equity Redeemable Securities in a public offering. The press release, attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished pursuant to Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SOVEREIGN BANCORP, INC.

Dated: February 19, 2004

                                                     /s/ Thomas Brugger
                                                     ------------------
                                                     Thomas Brugger
                                                     Treasurer


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

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1         Press Release, dated February 19, 2004, of Sovereign Bancorp,
                  Inc.


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